UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 28, 2023 (September 27, 2023)

Sunnova Energy International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540

Houston, Texas 77046

(Address, including zip code, of principal executive offices)

(281) 892-1588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, in April 2023, the U.S. Department of Energy (the “DOE”) announced a conditional commitment to guarantee certain future financing arrangements of Sunnova Energy International Inc., a Delaware corporation (the “Company”). On September 27, 2023, Sunnova Energy Corporation (“SEC”), a wholly owned, direct subsidiary of the Company, entered into a Loan Guarantee Agreement (the “Loan Guarantee Agreement”) with Sunnova ABS Management, LLC, a wholly owned, direct subsidiary of SEC, and the DOE, acting by and through the Secretary of Energy, pursuant to which the DOE agreed to provide guarantees over three years of up to 90% of the initial principal balance of certain loans to be issued in the future by subsidiaries of the Company (“Guaranteed Loans”) secured by consumer loans originated by the Company under a new solar loan channel (the “Hestia Program”), subject to a maximum aggregate amount of $3.0 billion of guarantees on $3.33 billion aggregate principal amount of Guaranteed Loans. These guarantees, if issued, are expected to support the Hestia Program by facilitating the Company’s origination of consumer loans associated with solar, storage, or other Sunnova Adaptive Home™ technologies that utilize the Company’s purpose-built demand response and virtual power plant enabling software.

Certain conditions must be satisfied before the DOE issues any such loan guarantees, including finalization of definitive financing documents and satisfaction of applicable regulatory requirements. There can be no assurances that the DOE will issue guarantees of the Company’s loans on these terms or at all.

Guarantee Issuances and Guarantee Suspension Events

Proceeds from the Guaranteed Loans will be used to reimburse the Company for a portion of certain costs of financing the installation of energy systems outfitted with the Company’s purpose-built technology (“Eligible Project Costs”). Any guarantees issued under the Loan Guarantee Agreement will be subject to the satisfaction of customary conditions, including certification of compliance with specified applicable legal requirements, the accuracy of project-related representations and warranties, compliance with project-related covenants, delivery of updated project-related information, and certification from the DOE’s consulting engineer that proceeds of the Guaranteed Loans are used to reimburse Eligible Project Costs. The DOE’s obligation to provide new individual guarantees from time to time under the Loan Guarantee Agreement is also subject to the absence of certain events customary in nature for transactions of this type, including (i) the occurrence of an event of default or amortization event under a Guaranteed Loan, (ii) the failure to maintain or certify as to certain financial thresholds, including working capital and tangible net worth of the Company and SEC, (iii) failure to pay certain transaction costs, expenses or fees when due and payable, (iv) with respect to SEC’s securitization transactions, the termination of a manager or servicer or an event of default that results in acceleration of the related asset-backed notes and (v) certain material changes in the nature or conduct of the Company’s or SEC’s business, including a change of control of SEC or its subsidiaries.

Representations, Warranties and Covenants

The Loan Guarantee Agreement contains customary representations and warranties including, among other things, representations and warranties regarding (i) SEC’s ownership of certain subsidiaries, (ii) compliance with applicable law and (iii) the use of federal funds by SEC and its subsidiaries in connection with the project. Under the Loan Guarantee Agreement, SEC is subject to customary borrower affirmative and negative covenants including, among other things, covenants regarding (i) changes of control of SEC and its subsidiaries, (ii) project-related reporting and information requirements, (iii) utilization priority of the Company’s loans which are eligible as collateral for a Guaranteed Loan and (iv) compliance with the requirements of applicable law.

The foregoing description of the Loan Guarantee Agreement is qualified in its entirety by reference to the Loan Guarantee Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 7.01.	Regulation FD Disclosure.

On September 28, 2023, the Company issued a press release announcing the entry into the Loan Guarantee Agreement. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and the press release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this report include, but are not limited to, statements regarding the possible issuance of Guaranteed Loans by subsidiaries of the Company, guarantee of Guaranteed Loans by the DOE, the terms thereof, satisfaction of related covenants, and the absence of Guarantee Suspension Events. The Company’s expectations and beliefs regarding these matters may not materialize. The forward-looking statements contained in this report are also subject to other risks and uncertainties, including those more fully described in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022 and the Company’s quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2023 and June 30, 2023. The forward-looking statements in this report are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Loan Guarantee Agreement, dated as of September 27, 2023, by and among Sunnova Energy Corporation, as sponsor, Sunnova ABS Management, LLC, as servicer and manager, and the United States Department of Energy, as guarantor.

99.1	Press release dated September 28, 2023.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*

Certain information in this exhibit has been omitted in accordance with Item 601(b)(10) of Regulation S-K. The Company agrees to furnish an unredacted copy of the exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: September 28, 2023	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel